Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                        Ad Hoc Finance Committee Meeting


                                                            Pittsburgh,  Pa.
                                                            August 19,  1991

      In accordance with notice duly given, a telephonic meeting of the Ad Hoc Finance Committee of the Board of Directors of Equitable Resources, Inc., was held on Monday, August 19, 1991, at 2:30 p.m., Eastern Daylight Time.

      Committee members participating: Messrs. Merle E. Gilliand, E. Lawrence Keyes, Jr., Donald I. Moritz and Malcolm M. Prine.

      Also present: Messrs. Frederick H. Abrew, Executive Vice President; Robert E. Daley, Vice President and Treasurer; Elliot Gill, Senior Securities Attorney; and Ms. Audrey C. Moeller, Vice President and Corporate Secretary.

      Mr. Donald I. Moritz, President and Chief Executive Officer, acted as Chairman of the meeting and Ms. Audrey C. Moeller acted as Secretary of the meeting.

      The Chairman stated that the purpose of the meeting was to adopt a resolution establishing certain terms and provisions of-the fifth series of securities of the Company to be issued under the Indenture dated as of April 1, 1983 from Equitable Resources, Inc., to Bankers Trust Company, as Successor Trustee, and to authorize the Vice President and Treasurer of the Company to take certain other action on the Committee's behalf as previously authorized by the Board of Directors. Mr. Moritz asked the Committee if they received the draft of the resolution to be adopted and all acknowledged that they received and reviewed it. The Chairman stated that several changes had been made in the text of the resolution which would be discussed after a review by Mr. Daley of the reasons for the Medium-Term Note program and how it will operate.

      Mr. Daley then briefly reviewed the text of the resolution pointing out that the Notes would be issued from time to time and designated Medium-Term Notes, Series A. He said maturities shall be three to 30 years from the date of issue; that the Notes may be redeemed prior to maturity; shall not be convertible; that the Company has no obligation to repay the Notes prior to maturity; and that he would be negotiating with Agents, Morgan Stanley, Lehman Brothers and The First Boston Corporation in fixing the interest rate on each issue of Notes. Mr. Daley referred the Committee to a resolution adopted by said Committee on July 19, 1991, which restricted him from negotiating an interest rate higher than 9-1/2% per annum.

      The Chairman noted that it was necessary to adopt the resolution for a Closing which will take place this week so that when a determination is made by Mr. Daley to issue Notes all documents will be in order.

      The Chairman asked Mr. Gill to review the changes made in the text of the resolution from the copy reviewed by the Committee. Mr. Gill noted two changes: (1) counsel for the Trustee had requested an indemnification provision; and (2) a provision was added clarifying references in the Indenture that all Notes issued under any series will be treated equally.

      After full discussion, on motion duly made and seconded, the following resolutions were unanimously adopted:

      RESOLVED, That, in accordance with Section 301 of the Indenture dated as of April 1, 1983 (the "Original Indenture") from Equitable Resources, Inc. (the "Company") to Bankers Trust Company, as trustee (the "Trustee"), as amended by the 1991 Supplemental Indenture dated as of March 15, 1991 (the Original Indenture as so amended, the "Indenture"), there is hereby established for authentication and delivery by the Trustee an additional series of Securities of the Company (such series being referred to herein as the "Notes") to be issued from time to time under the Indenture, having the following terms and provisions in addition to the terms and provisions established by the Indenture:

      1. TITLE.  The title of the Notes shall be "Medium-Term Notes, Series A".

      2. PRINCIPAL AMOUNT. The aggregate principal amount of Notes which may be authenticated and delivered (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Indenture) shall be limited to $100,000,000. Notes may be issued at any time or from time to time in such principal amounts as shall be specified in one or more Addenda hereto (individually an "Addendum" and collectively "Addenda") which may be executed at any time or from time to time by the President, the Executive Vice President or the Vice President and Treasurer of the Company. Each Addendum shall be deemed to have been, and hereby is, adopted by this Committee, and may be certified by the Secretary or Assistant Secretary of the Company as a part of this Board Resolution. For purposes of each issue of Notes established pursuant to any Addendum, all references in Sections 304, 305, 306, 906 and 1107 of the Indenture to the Securities of any "series" shall be deemed to be references solely to the Notes so established and to any other Notes having the same interest rate, Maturity Date, Interest Payment Dates, Record Dates, redemption provisions and other relevant terms.

      3. MATURITY. The principal of the Notes shall be payable on such date as shall be three to 30 years from the date of issue, as shall be specified in any applicable Addendum.

      4.1 INTEREST RATE. The Notes shall bear interest at such fixed rate per annum as shall be specified in any applicable Addendum, in each case until the principal thereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the same rate per annum on any overdue principal and premium and on any overdue installment of interest.

      4.2 INTEREST ACCRUAL. Interest on the Notes shall accrue from the date of the original issue of such Notes or from the most recent Interest Payment Date (as specified in section 4.3 below) to which interest has been paid or duly provided for.

      4.3 INTEREST PAYMENT DATES. Unless otherwise specified in any applicable Addendum, the Interest Payment Dates on which interest on the Notes shall be paid or duly provided for shall be semiannually on February 1 and August 1 in each year, commencing on such date as shall be specified in any applicable, Addendum. 4.4 Regular Record Dates. Unless otherwise specified in any applicable Addendum. the Regular Record Dates for the interest on the Notes so payable on any Interest Payment Date (as specified in Section 4.3 above) shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

      5. PLACE OF PAYMENT. Principal of, and premium, if any, on, and interest payable upon maturity or earlier redemption of, the Notes shall be payable at the office or agency of the company maintained for that purpose in the Borough of Manhattan, the City of New York, New York (the "Paying Agent"). Interest on the Notes, other than interest payable at maturity or earlier redemption, shall be payable by check mailed to the registered address of the holder of record on the Regular Record Date for such interest payment. Unless otherwise designated by the company in a written notice to the Trustee, the office or agency in the Borough of Manhattan for the above purpose shall be the Corporate Trust Office of the Trustee. Notwithstanding the foregoing, (a) interest on any Note held in the name of a nominee of the Depository (as defined in Section 13.2 below) shall be payable by wire transfer of immediately available funds and (b) interest on any Certificated Note (as defined in Section 13.2 below) held by a holder of $10,000,000 or more in aggregate principal amount of Certificated Notes having the same Interest Payment Dates shall be entitled to receive payments of interest by wire transfer of immediately available funds upon written request to the Paying Agent not later than 15 calendar days prior to the applicable Interest Payment Date.

      6. REDEMPTION. The Notes may be subject to redemption prior to Maturity at the option of the Company, as a whole at any time or in part from time to time, otherwise than through operation of a sinking fund, at such Redemption Prices (expressed as percentages of the principal amount) prevailing during such periods of time as shall be specified in any applicable Addendum, in each case together with accrued interest to the Redemption Date.

      7. SINKING FUND. The Notes may be entitled to the benefit of a sinking fund requiring payments by the Company to the Trustee at such times, in amounts sufficient to redeem such principal amount of the Notes at such sinking fund redemption price, with such right of the Company to increase such payments or to deliver Notes or to apply Notes previously delivered in satisfaction of such sinking fund requirements, and with such credit to the Company for previously increased sinking fund payments, in each case as shall be specified in any applicable Addendum.

      8. DENOMINATIONS. Unless otherwise specified in any applicable Addendum, the Notes shall be issuable in denominations of $100,000 or any amount in excess thereof which is an integral multiple of $1,000.

      9. CONVERTIBILITY. The Notes shall not be convertible into shares of capital stock or other securities of the Company.

      10. REPAYMENT. Except as provided in Sections 7 and 11 hereof, the Company shall have no obligation to repay the Notes (at the option of Holders or otherwise) prior to the Maturity of the Notes (as specified in Section 3 above).

      11. ACCELERATION. The entire principal amount of the Notes (and not a portion thereof) shall be payable upon declaration of acceleration of the Maturity of any Note pursuant to Section 502 of the Indenture.

      12. SECTION 403 OF INDENTURE. Section 403 of the Indenture shall apply to the Notes.

      13.1 ADDITIONAL COVENANTS. No additional covenants shall be applicable in respect of the Notes.

      13.2 NOTES ISSUABLE AS GLOBAL SECURITIES. Each Note will be represented either by a Global Note registered in the name of a nominee of The Depository Trust Company, as Depository (a "Book-Entry Note"), or by a certificate issued in definitive or temporary form (a "Certified Note"), as specified in the applicable Addendum. Each Global Note representing Book-Entry Notes will be deposited with The Depository Trust Company, New York, New York (the "Depository"), and registered in the name of a nominee of the Depository. Certificated Notes will not be exchangeable for Book-Entry Notes and, except under the circumstances described below, Book-Entry Notes will not be exchangeable for Certificated Notes and will not otherwise be issuable as Certificated Notes.

      So long as the Depository's nominee is the registered owner of a Global Note, such nominee will be considered to be the sole owner or Holder of the Notes represented by such Global Note for all purposes of the Indenture. Except as set forth below, owners of beneficial interests in a Global Note will not be entitled to have the Notes represented by, such Global Note registered in their names, will not receive or be entitled to receive physical delivery of such Notes in definitive form, and will not be considered to be the owners or Holders thereof under the Indenture.

      If the Depository is at any time unwilling or unable to continue to act as Depository, and a successor depository is not appointed by the Company within 90 days, the Company will issue Certificated Notes in definitive form in exchange for the Global Note or Notes previously deposited with the Depository. In addition, the Company may at any time in its sole discretion determine not to have the Notes represented by one or more Global Notes and, in such event, will issue Certificated Notes in definitive form in exchange for such Global Note or Notes.

      13.3 OTHER PROVISIONS. The Notes shall have no other terms than as set forth in this Board Resolution (including any Addenda) and the Indenture or as may be set forth in any indenture or indentures supplemental to the Indenture.

      13.4 INDEMNIFICATION. The Company agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the duties set forth in those certain Administrative Procedures, which comprise a part of that certain Distribution Agreement, to be dated on or about August 20, 1991, between the Company and the Agents named therein (the "Administrative Procedures"), relating to the Notes, as though such Administrative Procedures were set forth in the Indenture. Capitalized terms used in this Board Resolution have the meanings set forth in the Indenture unless otherwise indicated or the context otherwise requires.

            The meeting adjourned at 2:45 p.m.


                                            s/ Audrey C. Moeller
                                            --------------------
                                               Secretary

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 1 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $5,000,000.

      2.    Maturity Date.  September 1, 2021.

      3.1.  Interest Rate. 9% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 88 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 29th day of August, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 2 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $2,000,000.

      2.    Maturity Date.  September 1, 2021.

      3.1.  Interest Rate. 8.99% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 88 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 3rd day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 3 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $5,000,000.

      2.    Maturity Date.  September 1, 2003.

      3.1.  Interest Rate. 8.55% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 75 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 6th day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 4 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $2,000,000.

      2.    Maturity Date.  September 1, 2003.

      3.1.  Interest Rate. 8.55% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 73 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 6th day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                               Exhibit 4.01 (g) Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 5 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $6,000,000.

      2.    Maturity Date.  September 1, 2003.

      3.1.  Interest Rate. 8.52% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 74 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 6th day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)

                            EQUITABLE RESOURCES, INC.

                      ADDENDUM NO. 6-A TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, That, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the Company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $5,000,000.

      2.    Maturity Date.  September 1, 2003.

      3.1.  Interest Rate. 8.55% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Resolved Further, That Addendum No. 3 hereby is rescinded and replaced by this Addendum No. 6-A.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires. In response to certain provisions of the Orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, It is noted that the interest rate set forth above represents a premium of 75 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 6th day of September, 1991.



                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)

                            EQUITABLE RESOURCES, INC.

                      ADDENDUM NO. 6-B TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, That, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the Company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $2,000,000.

      2.    Maturity Date.  September 1, 2003.

      3.1.  Interest Rate. 8.55% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Resolved Further, That Addendum No. 4 hereby is rescinded and replaced by this Addendum No. 6-B.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires. In response to certain provisions of the Orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, It is noted that the interest rate set forth above represents a premium of 73 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 6th day of September, 1991.



                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 7 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $1,000,000.

      2.    Maturity Date.  September 20, 2006.

      3.1.  Interest Rate. 8.50% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 77 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 10th day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 8 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $2,000,000.

      2.    Maturity Date.  September 1, 2009.

      3.1.  Interest Rate. 8.82% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 82 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 10th day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 9 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $2,000,000.

      2.    Maturity Date.  September 18, 2006.

      3.1.  Interest Rate. 8.50% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 77 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 10th day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 10 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $3,000,000.

      2.    Maturity Date.  September 20, 2006.

      3.1.  Interest Rate. 8.44% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 78 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 13th day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 11 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $5,000,000.

      2.    Maturity Date.  September 1, 2021.

      3.1.  Interest Rate. 9.00% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 104 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 13th day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 12 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $10,000,000.

      2.    Maturity Date.  September 1, 2021.

      3.1.  Interest Rate. 8.98% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 104 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 16th day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 13 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $7,000,000.

      2.    Maturity Date.  October 1, 2021.

      3.1.  Interest Rate. 8.93% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 100 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 16th day of September, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 14 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $1,000,000.

      2.    Maturity Date.  November 1, 2001.

      3.1.  Interest Rate. 8.19% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 73 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 2nd day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                      ADDENDUM NO. 15A TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $5,000,000.

      2.    Maturity Date.  October 1, 2020.

      3.1.  Interest Rate. 8.88% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 105 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 2nd day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                      ADDENDUM NO. 15B TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $3,000,000.

      2.    Maturity Date.  October 1, 2020.

      3.1.  Interest Rate. 8.88% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 103 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 2nd day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 16 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $1,000,000.

      2.    Maturity Date.  October 10, 2001.

      3.1.  Interest Rate. 8.17% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 70 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 2nd day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 17 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $1,000,000.

      2.    Maturity Date.  November 1, 2011.

      3.1.  Interest Rate. 8.79% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 94 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 3rd day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 18 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $1,000,000.

      2.    Maturity Date.  November 1, 2001.

      3.1.  Interest Rate. 8.16% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 73 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 4th day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 19 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $3,200,000.

      2.    Maturity Date.  October 1, 2020.

      3.1.  Interest Rate. 8.81% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 100 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 8th day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 20 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $5,000,000.

      2.    Maturity Date.  November 1, 2001.

      3.1.  Interest Rate. 8.14% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 73 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 8th day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 21 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $5,000,000.

      2.    Maturity Date.  October 1, 2009.

      3.1.  Interest Rate. 8.72% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 89 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 8th day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 22 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $2,300,000.

      2.    Maturity Date.  October 1, 2009.

      3.1.  Interest Rate. 8.75% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 87 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 9th day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 23 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $1,500,000.

      2.    Maturity Date.  November 1, 2006.

      3.1.  Interest Rate. 8.29% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 70 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 10th day of October, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 24 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $5,000,000.

      2.    Maturity Date.  December 1, 2014.

      3.1.  Interest Rate. 8.70% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 90 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 12th day of November, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 25 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $6,000,000.

      2.    Maturity Date.  December 3, 2001.

      3.1.  Interest Rate. 8.05% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 70 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 12th day of November, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 26 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $5,000,000.

      2.    Maturity Date.  January 15, 1998.

      3.1.  Interest Rate. 7.24% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 60 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 3rd day of December, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer

                                                                Exhibit 4.01 (g)



                            EQUITABLE RESOURCES, INC.

                       ADDENDUM NO. 27 TO BOARD RESOLUTION

                   Establishing Certain Terms and Provisions
                   of an Issue of Medium-Term Notes, Series A
                        Pursuant to the Board Resolution
                             Adopted August 19, 1991

      RESOLVED, that, as contemplated by the Board Resolution adopted August 19, 1991, there is hereby established for authentication and delivery by the Trustee an issue of the Medium-Term Notes, Series A of the company having the following terms and provisions in addition to the terms and provisions established by the Indenture and the aforesaid Board Resolution:

      1.    Principal Amount. $5,000,000.

      2.    Maturity Date.  December 27, 2011.

      3.1.  Interest Rate. 8.48% per annum.

      3.2. Interest Payment Dates. February 1 and August 1, commencing February 1, 1992.

      4. Notes Issuable as Global Securities. The Notes of this issue shall be issuable only as Global Notes, except under the circumstances described in the Board Resolution.

      5.    Price to the Public. 100%.

      Capitalized terms used in this Addendum to Board Resolution have the meanings set forth in the Board Resolution unless otherwise indicated or the context otherwise requires.

      In response to certain provisions of the orders of the Pennsylvania Public Utility Commission and the Kentucky Public Service Commission, it is noted that the interest rate set forth above represents a premium of 75 basis points over the corresponding Treasury rate.

      WITNESS the due execution hereof this 19th day of December, 1991.


                                          s/ Robert E. Daley
                                          --------------------------
                                          Vice President & Treasurer